                                                                      EXHIBIT 21


         STATE/COUNTRY
        OF INCORPORATION            COMPANY NAME
        ----------------            ------------
     1      UK                      CENTRAL PARKING SYSTEM OF UK, LTD.
     2      GERMANY                 CENTRAL PARKING SYSTEM DEUTSCHLAND, GMBH
     3      CZECH                   REPUBLIC CENTRAL PARKING SYSTEM OF THE CZECH REPUBLIC, S.R.O.
     4      UK                      CONTROL PLUS PARKING SYSTEM OF UK, LTD.
     5      MEXICO                  SERVICIOS CORPORATIVOS PARA ESTACIONAMIENTOS, S.A. DE C.V.
     6      MEXICO                  CENTRAL PARKING SYSTEM OF MEXICO, S.A. DE C.V.
     7      CANADA                  774201 ONTARIO, INC.
     8      CANADA                  811462 ONTARIO, INC.
     9      CANADA                  ALLRIGHT AUTO PARKS CANADA, INC.
     10     CANADA                  IDEAL PARKING, INC.
     11     CANADA                  157166 CANADA, INC.
     12     BRITISH COLUMBIA        ALLRIGHT PARK VANCOUVER LTD.
     13     IRELAND                 CENTRAL PARKING SYSTEM IRELAND LIMITED
     14     SPAIN                   CENTRAL PARKING SYSTEM ESPANA, S.A.
     15     POLAND                  CENTRAL PARKING SYSTEM POLAND LIMITED
     16     TN                      CENTRAL PARKING SYSTEM, INC
     17     TN                      CENTRAL PARKING SYSTEM REALTY, INC
     18     TN                      CENTRAL PARKING SYSTEM OF ST. LOUIS, INC.
     19     TN                      CENTRAL PARKING SYSTEM OF KANSAS CITY, INC.
     20     TN                      CENTRAL PARKING SYSTEM OF KENTUCKY, INC.
     21     TN                      CENTRAL PARKING SYSTEM - AIRPORT SERVICES, INC.
     22     TX                      CENTRAL PARKING SYSTEM OF TEXAS, INC.
     23     TN                      CENTRAL PARKING SYSTEM OF OKLAHOMA, INC.
     24     TN                      CENTRAL PARKING SYSTEM OF LOUISIANA, INC.
     25     TN                      CENTRAL PARKING SYSTEM OF PENNSYLVANIA, INC.
     26     TN                      CENTRAL PARKING SYSTEM OF FLORIDA, INC.
     27     TN                      CENTRAL PARKING SYSTEM OF MARYLAND, INC.
     28     TN                      CENTRAL PARKING SYSTEM OF VIRGINIA, INC.
     29     TN                      CENTRAL PARKING SYSTEM OF GEORGIA, INC.
     30     TN                      CENTRAL PARKING SYSTEM OF IOWA, INC.
     31     TN                      CENTRAL PARKING SYSTEM OF RHODE ISLAND, INC.
     32     TN                      CENTRAL PARKING SYSTEM OF WISCONSIN, INC.
     33     TN                      CENTRAL PARKING SYSTEM OF OHIO, INC.
     34     TN                      CENTRAL PARKING SYSTEM OF ALABAMA, INC.
     35     TN                      CENTRAL PARKING SYSTEM OF WASHINGTON, INC.
     36     TN                      CENTRAL PARKING SYSTEM OF TENNESSEE, INC.
     37     TN                      CENTRAL PARKING SYSTEM OF MISSISSIPPI, INC.
     38     TN                      CENTRAL PARKING SYSTEM OF ILLINOIS, INC.
     39     TN                      CENTRAL PARKING SYSTEM OF CONNECTICUT, INC.
     40     TN                      CENTRAL PARKING SYSTEM OF NEW YORK, INC.
     41     TN                      CENTRAL PARKING SYSTEM OF MASSACHUSETTS, INC.
     42     TN                      CENTRAL PARKING SYSTEM OF PUERTO RICO, INC.
     43     IN                      CENTRAL PARKING SYSTEM OF INDIANA, INC.
     44     TN                      CENTRAL PARKING SYSTEM OF NEW ORLEANS, INC.



         STATE/COUNTRY
        OF INCORPORATION            COMPANY NAME
        ----------------            ------------
     45     TN                      SHERIDAN HERITAGE DEVELOPMENT CORP.
     46     TN                      LARIMER DEVELOPMENT CORP.
     47     TN                      CPC FINANCE OF TENNESSEE, INC.
     48     TN                      CENTRAL PARKING SYSTEM OF ASIA, INC.
     49     TN                      CENTRAL PARKING SYSTEM OF NORTH CAROLINA, INC.
     50     TN                      CENTRAL PARKING SYSTEM OF SOUTH CAROLINA, INC.
     51     TN                      CENTRAL PARKING SYSTEM REALTY OF MISSOURI, INC
     52     TN                      CENTRAL PARKING SYSTEM REALTY OF NEW YORK, INC
     53     TN                      DENVER BASEBALL STADIUM GARAGE
     54     DC                      DIPLOMAT PARKING CORPORATION
     55     NY                      12 WEST 48TH STREET CORP.
     56     NY                      38 WEST PARKING CORP.
     57     NY                      HARMUR ENTERPRISES, INC.
     58     NY                      HSM MANAGEMENT, INC.
     59     CA                      KINCAL, INC.
     60     NY                      KINNEY - 40TH ST. INC
     61     NY                      KINNEY - 9TH STREET, INC.
     62     NY                      KINNEY - CARS, INC.
     63     NY                      KINNEY - CIVIC CENTER, INC.
     64     NY                      KINNEY - GUNHILL, INC.
     65     PA                      KINNEY - KENNEDY BOULEVARD, INC.
     66     NY                      KINNEY 345 W. 58TH ST., INC.
     67     NY                      KINNEY 360 E. 65TH ST., INC.
     68     NY                      KINNEY 444 TENTH AVE., INC.
     69     NY                      KINNEY DELTA CORP.
     70     NY                      KINNEY EAST 75TH STREET, INC.
     71     NJ                      KINNEY HACKENSACK, INC.
     72     NJ                      KINNEY HOBOKEN AT OBSERVER HIGHWAY, INC.
     73     PA                      KINNEY INDEPENDENCE MALL, INC.
     74     NJ                      KINNEY INTERNATIONAL INC.
     75     NY                      KINNEY JOHNSON AVENUE, INC.
     76     NJ                      KINNEY LOMBARDY STREET, INC.
     77     NY                      KINNEY LONDON TERRACES, INC.
     78     NJ                      KINNEY LONG BRANCH, INC.
     79     NY                      KINNEY METROPOLITAN TOWER, INC.
     80     NJ                      KINNEY MONTGOMERY INC.
     81     MA                      KINNEY MYSTIC CENTER, INC.
     82     NY                      KINNEY NORTH MOORE STREET, INC.
     83     NY                      KINNEY OF 18TH ST., INC.
     84     NY                      KINNEY OF AMERICA, INC.
     85     NY                      KINNEY OF ARCHER AVENUE, INC.
     86     NJ                      KINNEY OF ATLANTIC CITY, INC.
     87     NY                      KINNEY OF BROOKLYN, INC.
     88     NJ                      KINNEY OF CAMDEN, INC.
     89     FL                      KINNEY OF HOLLYWOOD BEACH, INC
     90     NY                      KINNEY OF JANE STREET, INC.
     91     KY                      KINNEY OF KENTUCKY, INC.
     92     NY                      KINNEY OF LONG ISLAND, INC.
     93     NY                      KINNEY OF MULBERRY ST., INC.
     94     NJ                      KINNEY OF NORTHERN NEW JERSEY, INC.


         STATE/COUNTRY
        OF INCORPORATION            COMPANY NAME
        ----------------            ------------
     95     VA                      KINNEY OF NORTHERN VIRGINIA, INC.
     96     PA                      KINNEY OF PHILADELPHIA, INC.
     97     PA                      KINNEY OF RACE STREET, INC
     98     NY                      KINNEY OF ROOSEVELT, INC.
     99     NY                      KINNEY ON 11TH STREET, INC.
    100     NY                      KINNEY PARKING OF 40TH ST., INC.
    101     MA                      KINNEY PARKING OF SUFFOLK COUNTY, INC.
    102     NY                      KINNEY PARKING OF THE BRONX, INC.
    103     OH                      KINNEY PARKING SYSTEM OF DAYTON, INC.
    104     NY                      KINNEY PARKING SYSTEM, INC.
    105     DE                      KINNEY PARKING, INC.
    106     NY                      KINNEY PROMENADE, INC.
    107     NJ                      KINNEY SOUTH JERSEY, INC.
    108     NY                      KINNEY SYSTEM EASTSIDE PARKING, INC.
    109     NY                      KINNEY SYSTEM HOLDING CORP.
    110     NY                      KINNEY SYSTEM MANAGEMENT, INC.
    111     NJ                      KINNEY SYSTEM OF ATLANTIC CITY, INC
    112     MD                      KINNEY SYSTEM OF BETHESDA INC.
    113     MA                      KINNEY SYSTEM OF BOSTON, INC.
    114     CT                      KINNEY SYSTEM OF CONNECTICUT, INC.
    115     CO                      KINNEY SYSTEM OF DENVER, INC.
    116     DC                      KINNEY SYSTEM OF FIFTH ST., INC.
    117     NY                      KINNEY SYSTEM OF GREATER NEW YORK, INC.
    118     CT                      KINNEY SYSTEM OF HARTFORD, INC.
    119     MD                      KINNEY SYSTEM OF MARYLAND, INC.
    120     NJ                      KINNEY SYSTEM OF NEW JERSEY, INC.
    121     PA                      KINNEY SYSTEM OF PHILADELPHIA, INC.
    122     RI                      KINNEY SYSTEM OF PROVIDENCE ,INC.
    123     MA                      KINNEY SYSTEM OF SUDBURY ST., INC.
    124     DC                      KINNEY SYSTEM OF WASHINGTON SQUARE, INC.
    125     DC                      KINNEY SYSTEM OF WASHINGTON, INC.
    126     DE                      KINNEY SYSTEM, D.C., INC.
    127     DE                      KINNEY SYSTEM, INC.
    128     NY                      KINNEY TOWER, INC.
    129     MA                      KINNEY TRANSPORTATION, INC.
    130     NY                      KINNEY VALET PARKING, INC.
    131     NY                      KINNEY VARICK BROADWAY, INC.
    132     NY                      KINNEY WEST 58TH ST., INC.
    133     NY                      KINNEY WEST 83RD ST., INC.
    134     NY                      KINNEY YORK AVENUE, INC.
    135     NY                      LCB PARKING CORP.
    136     NY                      LK 36 ENTERPRISES, INC.
    137     NY                      METROPOLITAN KINNEY INC.
    138     NY                      MUNICIPAL KINNEY, INC.
    139     NY                      S&M ENTERPRISES, INC.
    140     NY                      SAMPLE PARKING CORP.
    141     DC                      SARBOV PARKING CORPORATION
    142     NY                      SAS PARKING SERVICES, INC.
    143     NY                      SLATE PARKING CORP.
    144     NY                      SONAR PARKING CORP.


         STATE/COUNTRY
        OF INCORPORATION            COMPANY NAME
        ----------------            ------------
    145     NY                      SPACE PARKING SERVICES, INC.
    146     NY                      SPECIALIZED PARKING SYSTEM, INC.
    147     NY                      SPS PARKING GROUP, INC.
    148     NY                      SPS PARKING SERVICES, INC.
    149     NY                      STOP - PARK GARAGE CORP.
    150     NY                      SUTPHIN BLVD. PARKING CORP.
    151     NY                      TRIPLE S PARKING SERVICES, INC.,
    152     NY                      VANDERBILT PARKING CORP.
    153     NJ                      WASHINGTON KINNEY, INC.
    154     NY                      WILKE PARKING ASSOCIATES, LTD.
    155     GA                      SQUARE INDUSTRIES OF ATLANTA
    156     NJ                      CENTRAL PARKING SYSTEM OF NEW JERSEY, INC
    157     NY                      SQUARE PLUS OPERATING CORP
    158     PA                      SQUARE PHILADELPHIA CORP
    159     NY                      SQUARE INDUSTRIES, INC.
    160     NY                      112 W 25TH ST. SQUARE CORP.
    161     NJ                      125 HALSEY CORP.
    162     PA                      12TH & SANSOM PARKING CORPORATION
    163     NJ                      4 WEST PARK STREET CORP.
    164     NJ                      400 CARNEGIE AVE CORP.
    165     NJ                      6 & 8 WEST PARK STREET, INC.
    166     NJ                      643 BROAD ST. CORP.
    167     NY                      70 E. 10TH ST. SQUARE CORP.
    168     NY                      711 WEST END AVE GARAGE CORP.
    169     PA                      805 SQUARE CORP.
    170     NJ                      808 SQUARE CORP.(NJ)
    171     NY                      808 SQUARE CORP.(NY)
    172     NJ                      810 SQUARE CORP.
    173     NY                      839 6TH CORP.
    174     NJ                      ATLANTIC SQUARE CORP.
    175     NJ                      BROAD NEWARK CORP.
    176     NY                      LESLIE CRAIG CORP.
    177     PA                      PENNSYLVANIA SQUARE CORP.
    178     PA                      S.L. SCHWARTZ, INC.
    179     NJ                      S.P. PARKING, INC.
    180     PA                      SII CORPORATION
    181     PA                      SQUARE 224 CORP.
    182     NY                      SQUARE 30TH ST. CORP.
    183     PA                      SQUARE 3RD & LOMBARD CORP.
    184     DE                      SQUARE 88 CORP
    185     NY                      SQUARE ALPHA CORP.
    186     PA                      SQUARE BROAD CORP.
    187     PA                      SQUARE CHESTNUT CORPORATION
    188     PA                      SQUARE FOURTH AVE CORP.
    189     PA                      SQUARE JUNIPER CORP.
    190     NJ                      SQUARE KENTUCKY CORP.
    191     NY                      SQUARE LAFAYETTE GARAGE CORP.
    192     PA                      SQUARE MALL CORP.
    193     NJ                      SQUARE PARKING CANADA, INC.
    194     GA                      SQUARE PEACH CORPORATION


         STATE/COUNTRY
        OF INCORPORATION            COMPANY NAME
        ----------------            ------------
    195     GA                      SQUARE PEACH WEST CORPORATION
    196     PA                      SQUARE RODMAN CORP.
    197     PA                      SQUARE SANSOM CORP.
    198     NJ                      SQUARE SHORE CORP.
    199     NY                      SQUARE STEWART CORP.
    200     PA                      SQUARE THIRD AVE CORP.
    201     PA                      SQUARE WALNUT CORP.
    202     DE                      SQUARE WILMINGTON CORP
    203     DE                      ALLRIGHT HOLDINGS, INC.
    204     DE                      ALLRIGHT CORPORATION
    205     AL                      ALLRIGHT BIRMINGHAM, INC.
    206     AR                      ALLRIGHT L.R., INC.
    207     CA                      ALLRIGHT CAL., INC.
    208     CO                      ALLRIGHT COLORADO, INC.
    209     DE                      ALLRIGHT PARKING MANAGEMENT, INC.
    210     DE                      APARKCO FINANCE, INC.
    211     DE                      APARKCO, INC.
    212     FL                      ALLRIGHT NEW ORLEANS, INC.
    213     GA                      ALLRIGHT PARKING OF GEORGIA, INC.
    214     IL                      ALLRIGHT PARKING OF CHICAGO, INC.
    215     KY                      ALLRIGHT LOUISVILLE CO., INC.
    216     LA                      ALLRIGHT BATON ROUGE, INC.
    217     LA                      ALLRIGHT SHREVEPORT, INC.
    218     MD                      ALLRIGHT BALTIMORE, INC.
    219     MA                      AZURE PROP., INC.
    220     MA                      ALLRIGHT BOSTON PARKING, INC.
    221     MI                      HONOR GUARD SERVICE, INC.
    222     MI                      NATIONAL GARAGES, INC.
    223     MN                      ALLRIGHT PARKING MINNESOTA, INC.
    224     MO                      ALLRIGHT CARPARK, INC.
    225     MO                      ALLRIGHT MISSOURI, INC.
    226     NE                      ALLRIGHT PARKING OMAHA, INC.
    227     NV                      ALLRIGHT SIERRA PARKING, INC.
    228     NJ                      ALLRIGHT NEW JERSEY, INC.
    229     NM                      ALLRIGHT NEW MEXICO, INC.
    230     NY                      ALLRIGHT NEW YORK PARKING, INC.
    231     NY                      ALLRIGHT PARKING BUFFALO, INC.
    232     NY                      ALLRIGHT PARKING SYRACUSE, INC.
    233     NY                      22 ANSON PLACE, INC.
    234     NY                      ALLRIGHT PARKING NY, LLC
    235     NY                      401 SOUTH CLINTON, LLC
    236     NC                      ALLRIGHT PARKING CHARLOTTE, INC.
    237     OH                      ALLRIGHT PARKING CLEVELAND, INC.
    238     PA                      DECIMAL HOLDINGS, INC.
    239     PA                      PENNSYLVANIA PARKING, INC.
    240     PA                      TWELVE WALSAN CORPORATION
    241     TN                      KNOX ALLRIGHT, INC.
    242     TN                      ALLRIGHT SYSTEM PARKING, INC.
    243     TN                      ALLRIGHT NASHVILLE PARKING, INC.
    244     TX                      ALLRIGHT BEAUMONT COMPANY


         STATE/COUNTRY
        OF INCORPORATION            COMPANY NAME
        ----------------            ------------
    245     TX                      ALLRIGHT PARKING SYSTEM, INC.
    246     TX                      ALLRIGHT PARKING EL PASO, INC.
    247     TX                      ALLRIGHT SAN ANTONIO PARKING, INC.
    248     TX                      ALLRIGHT REALY COMPANY
    249     VA                      ALLRIGHT PARKING VIRGINIA, INC.
    250     VA                      ALLRIGHT ROANOKE PARKING, INC.
    251     WA                      NORTHWEST PARKING SERVICES, INC.
    252     WI                      ALLRIGHT PARKING OF MILWAUKEE, INC.
    253     GREECE                  CENTRAL PARKING SYSTEM HELLAS
    254     VENEZUELA               CENTRAL PARKING SYSTEM OF VENEZUELA
    255     CHILE                   INVERSIONES CENTRAL PARKING SYSTEM LIMITADA
    256     TN                      CPS OF THE NORTHEAST, INC
    257     GREECE                  CENTRAL PARKING SYSTEM OF ATHENS, S.A.

